                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 94-6 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1994 to September 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of October, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              8.05%, 8.25%. 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1994

                 CUSIP#'S  393505-DR0, DS8, DT6, DU3, DV1, DW9
                 TRUST ACCOUNT #3333836-0
                 REMITTANCE DATE: 10/17/94

                                             Total $          Per $1,000
                                              Amount           Original
                                            ---------        ------------
Class A Certificates
- --------------------
 (1) Amount available (including
     Monthly Servicing Fee)             $4,899,657.20

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest             183,444.44          2.82222215
         b. Class A-2 Interest             241,666.67          3.22222227
         c. Class A-3 Interest             222,444.44          3.42222215
         d. Class A-4 Interest             242,662.78          3.57777781
         e. Class A-5 Interest              88,000.00          3.66666667
         f. Class A-6 Remittance Rate
            (8.60%,unless Weighted Average
            Contract Rate is below 8.60%)        8.60%
         g. Class A-6 Interest             265,931.11          3.82222221

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                             .00                 .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                             .00                 .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                          2,084,862.83                 N/A
         a. Scheduled Principal            551,261.61                 N/A
         b. Principal Prepayments        1,533,601.22                 N/A
         c. Liquidated Contracts                  .00                 N/A
         d. Repurchases                           .00                 N/A

     (6) Pool Scheduled Principal
           Balance                     461,800,203.17        995.50564788
    (6a) Pool Factor                        .99550565

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         Date                                     .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         Pool Scheduled Principal Balance)      88.00%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              8.05%, 8.25%. 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                September, 1994


                              CUSIP#'S  393505-DR0, DS8, DT6, DU3, DV1, DW9
                              TRUST ACCOUNT #3333836-0
                              REMITTANCE DATE: 10/17/94

                                             Total $      Per $1,000
                                              Amount       Original
                                          -------------  ------------

   (9)  Class A Percentage for the following
        Remittance Date                           87.94%

  (10)  Class A Principal Distribution:
        a. Class A-1                       2,084,862.83   32.07481277
        b. Class A-2                                .00           .00
        c. Class A-3                                .00           .00
        d. Class A-4                                .00           .00
        e. Class A-5                                .00           .00
        f. Class A-6

  (11)  Class A-1 Principal Balance       62,915,136.17  967.92517185
 (11a)  Class A-1 Pool Factor                 .96792517

  (12)  Class A-2 Principal Balance       75,000,000.00  1000.0000000
 (12a)  Class A-2 Pool Factor                1.00000000

  (13)  Class A-3 Principal Balance       65,000,000.00  1000.0000000
 (13a)  Class A-3 Pool Factor                1.00000000

  (14)  Class A-4 Principal Balance       67,825,000.00  1000.0000000
 (14a)  Class A-4 Pool Factor                1.00000000

  (15)  Class A-5 Principal Balance       24,000,000.00  1000.0000000
 (15a)  Class A-5 Pool Factor                1.00000000

  (16)  Class A-6 Principal Balance       69,575,000.00  1000.0000000
 (16a)  Class A-6 Pool Factor                1.00000000

  (17)  Unpaid Class A Principal Shortfall
        (if any)following current Remittance
        Date                                        .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (18)  31-59 days                           192,519.15             7

  (19)  60 days or more                             .00             0

  (20)  Current Month Repossessions                 .00             0

  (21)  Repossession Inventory                      .00             0

                        GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              7.05%, 8.25%. 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1994

                              CUSIP#'S  393505-DR0, DS8, DT6, DU3, DV1, DW9
                              TRUST ACCOUNT #3333836-0
                              REMITTANCE DATE: 10/17/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in October 1999)

  (22) Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current
           Remittance Date                                            .0%

       (b) Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 4%)                                 .0%

  (23) Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current
           Remittance Date                                           .04%

       (b) Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 6%)                                .04%

  (24) Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 7% from October 1, 1999 to
           September, 2000, 9% from October 1, 2000 to
           September, 2001 and 10% thereafter)                          0

  (25) Current Realized Losses Test

       (a) Current Realized Losses for current Remittance
           Date                                                         0

       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.50%)                                        0

  (26) Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance for prior Remittance date (must
           equal or exceed 24%) and the Class B Principal Balance
           as of such Remittance Date is greater than or equal
           to $9,277,701.00                                        12.00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                September, 1994
                                    Page 3

                           CUSIP#'S  393505 - DX7
                           TRUST ACCOUNT #3333836-0
                           REMITTANCE DATE: 10/17/94


                                                         Total $                Per $1,000
                                                         Amount                  Original
                                                        ---------              ------------
CLASS M1 CERTIFICATES
- ---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                                1,570,644.93

   A.  Interest
 (28)  Aggregate interest

       (a) Class M-1 Remittance Rate
       (8.90%, unless Weighted Average
       Contract Rate is below 8.90%)                        8.90%

       (b) Class M-1 Interest                          165,342.22                3.95555550

 (29)  Amount applied to:
       a. Unpaid Class M-1 Interest Shortfall                 .00                         0

 (30)  Remaining:
       a. Unpaid Class M-1 Interest Shortfall                 .00                         0

   B.  Principal
 (31)  Formula Principal Distribution Amount
       a. Scheduled Principal                                 .00                       N/A
       b. Principal Prepayments                               .00                       N/A
       c. Liquidated Contracts                                .00                       N/A
       d. Repurchases                                         .00                       N/A

 (32)  Class M-1 Principal Balance                  41,800,000.00             1000.00000000
(32a)  Class M-1 Pool Factor                           1.00000000

 (33)  Class M-1 Percentage after prior
       Remittance Date                                        .00

 (34)  Class M-1 Percentage for such Remittance
       Dated                                                  .00

 (35)  Class M-1 Percentage for the following
       Remittance Date                                        .00

 (36)  Class M-1 Principal Distribution:
       a. Class M-1                                           .00                0.00000000

 (37)  Unpaid Class M-1 Principal Shortfall
       (if any) following prior Remittance Date               .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%, 9.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September, 1994

                            CUSIP#'S 393505-DY5, DZ2
                            REMITTANCE DATE: 10/17/94




 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                             1,405,302.71

 (2)  Class B-1 Remittance Rate (8.65% unless
      Weighted Average Contract Rate is
      below 8.65%)                                              8.65%

 (3)  Aggregate Class B1 Interest                           98,033.33       3.84444431

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                                       .00              .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                          .00              .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                    .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                       .00

(7a)  Class B Percentage for the following
      Remittance Date                                             .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                      .00

(9a)  Class B1 Principal Shortfall                                .00

(9b)  Unpaid Class B1 Principal Shortfall                         .00

(10)  Class B Principal Balance                         55,685,066.00

(11)  Class B1 Principal Balance                        25,500,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%, 9.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September, 1994
                                    Page 2


                            CUSIP#'S  393505-DY5, DZ2
                            REMITTANCE DATE: 10/17/94


Class B2 and C Certificates
- ---------------------------
(12)  Remaining Amount Available                       1,307,269.38

(13)  Class B-2 Remittance Rate (9.00%
      unless Weighted Average Contract
      Rate is less than 9.00%)                                9.00%

(14)  Aggregate Class B2 Interest                        120,740.26     3.99999987

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                     .00            .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                        .00            .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                  .00

(18)  Class B2 Principal Liquidation Loss Amount                .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                 .00

(20)  Guarantee Payment                                         .00

(21)  Class B2 Principal Balance                      30,185,066.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                   193,285.44

(23)  3% Guarantee Fee                                   993,243.68

(24)  Class C Residual Payment                                  .00

(25)  Repossessed Contracts                                     .00

(26)  Repossessed Contracts Remaining
      in Inventory                                              .00

(27)  Weighted Average Contract Rate                       11.42838